PROJECT PROFILE

Mark Twain SRO Apartments Chicago, IL

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $39.9 million new construction of the Mark Twain SRO Apartments development in Chicago, IL. The six story project will rehabilitate 148 units of housing. 100% of the units will be affordable It is located in the near North Side neighborhood, and it was originally built as a hotel in 1932.

HIT ROLE	The HIT is purchasing $27.3 million of Ginnie Mae construction loan certificates and a permanent loan certificate from Bellwether LLC. The loan will be collateralized with a mortgage loan insured under Section 241 (a) of the National Housing Act.

SOCIAL IMPACT	This project will be a part of the surge in residential redevelopment located in the near North Side of Chicago between the Gold Coast and Old Town neighborhoods. With many train and subway stations in walking distance public transportation in this area is excellent. The project will contain solely studio apartments. The project will also include a green rooftop deck and a community room with cooking equipment.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $27.3 Million	Total Development Cost $39.9 Million	148 Units of housing, with 95% affordable units	185,700 Hours of Union Construction Work Generated	$8.5 Million Tax revenue generated	$55 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Mark Twain SRO Apartments Chicago, IL

“The HIT and its investors are making pension capital part of the solution to the economic crisis through sound, job-generating investments.”

— Richard Trumka, President AFL-CIO

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com